Exhibit 23.2

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K  into  the  Company's   previously  filed
Registration Statements File Nos. 333-70037, 333-93943 and 333-95285.


                                        /s/ ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 28, 2001